Exhibit 10.1

AMENDMENT AND WAIVER, dated as of April 16, 2007 (this “Amendment”), among AMERICAN MEDIA, INC. (“Holdings”), AMERICAN MEDIA OPERATIONS, INC. (the “Borrower”), the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Credit Agreement dated as of January 30, 2006, as amended by the Amendment and Waiver dated as of February 13, 2006, the Amendment and Waiver dated as of June 23, 2006, the Amendment and Waiver dated as of August 18, 2006, the Amendment and Waiver dated as of October 26, 2006 and the Amendment and Waiver dated as of February 9, 2007 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders party thereto, and the Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Holdings and the Borrower have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Section 5.01 of the Credit Agreement. (a) Section 5.01(a) of the Credit Agreement is amended by adding before the semicolon at the end thereof the following:

provided, further, that, with respect to the fiscal year ended March 31, 2007, such financial statements, as of the end of and for the fiscal year ended March 31, 2007 may be delivered later than otherwise required hereunder, but (i) shall be delivered not later than August 31, 2007 and (ii) such financial statements shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that the financial statements present fairly, in all material respects the financial condition and results of operations of the Borrower and the Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied;

(b) The proviso at the end of Section 5.01(b) of the Credit Agreement is amended as follows:

(i) clause (y) of such proviso is amended by deleting the date “April 15, 2007”, and substituting in lieu thereof the date “May 15, 2007”;

(ii) clause (z) of such proviso is amended by (A) deleting the date “April 15, 2007” and substituting in lieu thereof the following: “the earlier of (A) the date that is 30 days following delivery of the financial statements required by clause (y) of this proviso and (B) June 15, 2007” and (B) deleting the word “and” appearing at the end thereof;

(iii) clause (zz) of such proviso is amended by (A) deleting the date “April 15, 2007” and substituting in lieu thereof the following: “the earlier of (A) the date that is 30 days following delivery of the financial statements required by clause (z) of this proviso and (B) July 15, 2007” and (B) adding the word “and” following the semicolon at the end thereof; and

(iv) adding following clause (zz) of such proviso the following:

(zzz) with respect to the fiscal quarter ending June 30, 2007, such financial statements, as of the end of and for the fiscal quarter ending June 30, 2007, may be delivered later than otherwise required hereunder, but (i) shall be delivered not later than the earlier of (A) the date that is 30 days following delivery of the financial statements required by the second proviso of paragraph (a) of this Section 5.01 and (B) September 30, 2007 and (ii) such financial statements shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that the financial statements present fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied.

SECTION 2. Waivers and Acknowledgments. (a) The undersigned Lenders hereby waive any Default arising under clause (g) of Article VII of the Credit Agreement in relation to the Existing Subordinated Debt, to the extent, but only to the extent, any such Default results from a Reporting Violation (as defined below); provided, that such waiver shall terminate and cease to apply if (i) any Existing Subordinated Debt becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, in any such case as a result of a Reporting Violation, or (ii) the holder or holders of any Existing Subordinated Debt (or the requisite number or percentage in interest entitled to do so under the terms thereof, if applicable), or any trustee or agent on its or their behalf, (A) gives notice to Holdings, the Borrower or any Subsidiary of a Reporting Violation, if the effect of such notice is to commence a grace or cure period upon the expiration of which any right or remedy may be exercised if the Reporting Violation is continuing, or (B) otherwise commences any proceeding with respect to the exercise of any material rights or remedies (as determined by the Required Lenders) that may be exercised based upon a Reporting Violation.

(b) It is acknowledged and agreed that the mere existence of a Reporting Violation, in and of itself, shall not constitute a breach of any of the representations and warranties in the Credit Agreement or a Material Adverse Effect.

2

(c) For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of any Existing Subordinated Debt that requires the delivery of financial statements for the Borrower and its subsidiaries or the filing by the Borrower of reports (or delivery by the Borrower of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by the Borrower to deliver unaudited financial statements for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006, or June 30, 2007 to file its report on 10-Q for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006, or June 30, 2007 to deliver audited financial statements for the fiscal year ended March 31, 2007, or to file its report on 10-K for the fiscal year ended March 31, 2007, in each case within the time required.

(d) It is acknowledged and agreed that the waivers and acknowledgments set forth in Section 7 of the First Amendment, Section 12 of the Second Amendment, Section 5 of the Third Amendment, Section 8 of the Fourth Amendment and Section 8 of the Fifth Amendment shall remain in effect after the Sixth Amendment Effective Date.

SECTION 3. Certain Covenants. The provisions set forth in Section 9 of the Fifth Amendment are superseded in their entirety by this Section 3. Unless and until the financial statements for the fiscal quarters ended June 30, 2006, September 30, 2006, December 31, 2006, and June 30, 2007, and the financial statements for the fiscal year ended March 31, 2007, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations are cured, each of Holdings and the Borrower hereby covenants and agrees with each Lender and the Administrative Agent that:

(a) neither Holdings nor the Borrower will, nor will they permit any Restricted Subsidiary to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment otherwise permitted by clause (x)(B) of Section 6.08(a) of the Credit Agreement or (except to the extent of Restricted Payments made by the Borrower to Holdings in order to permit Holdings to make Restricted Payments of the type allowed by clauses (iii) through (v) of Section 6.08(a) of the Credit Agreement) clause (xi) of Section 6.08(a) of the Credit Agreement, or incur any obligation (contingent or otherwise) to do so or (ii) make any investment in any Unrestricted Subsidiary if any proceeds of such investment are to be used for any purpose otherwise prohibited by this clause (a); and

(b) neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, give any consideration to or for the benefit of any holder of Existing Subordinated Debt for any amendment, modification or waiver of any agreement, instrument or other document evidencing or governing any Existing Subordinated Debt or any waiver or consent of or arrangement with any of such holders of the Existing Subordinated Debt (in each case, a “Subordinated Debt Amendment”), in each case with respect to a Reporting Violation; provided that the foregoing shall not prohibit payment of a cash fee (or the equivalent thereof, including the issuance of Permitted Additional Subordinated Debt) in connection with any such Subordinated Debt Amendment if (i) such

3

fee does not exceed an amount that would be, based upon available information, usual and customary for fees paid to obtain similar consents or waivers under similar circumstances and (ii) in the case of the payment of any fee in cash or Permitted Investments only (and not payable in Permitted Additional Subordinated Debt), at the time of, and after giving effect to, the payment of such fee in cash or Permitted Investments, the sum of (A) cash and Permitted Investments of the Borrower and the Subsidiary Loan Parties and (B) the excess of the sum of the Revolving Commitments over the sum of the Revolving Exposures is at least $25,000,000.

SECTION 4. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Sixth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; and

(b) as of the Sixth Amendment Effective Date, no Default has occurred and is continuing.

SECTION 5. Conditions to Effectiveness. This Amendment (including the waivers set forth in Section 2 above) shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Sixth Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrower and the Required Lenders;

(b) the Administrative Agent shall have received all other amounts due and payable under the Credit Agreement on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent); and

(c) the Administrative Agent shall have received the Amendment Fee (as defined below).

SECTION 6. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrower jointly agree to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 3:00 p.m., New York City time, on April 16, 2007, an amendment fee (the “Amendment Fee”) in an amount separately disclosed or agreed in writing.

4

SECTION 7. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This Amendment shall constitute a Loan Document.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMERICAN MEDIA, INC.,

by	/s/ John F. Craven
Name:	John F. Craven
Title:	Executive Vice President/Chief Financial Officer

AMERICAN MEDIA OPERATIONS, INC.,

by	/s/ John F. Craven
Name:	John F. Craven
Title:	Executive Vice President/Chief Financial Officer

6

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Executive Director

7

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	AIG Bank Loan Fund Ltd.
	By:	AIG Global Investment Corp.,
Its Investment Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	American International Group, Inc.
By: AIG Global Investment Corp., Its Investment Advisor

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Ameriprise Certificate Company
By: RiverSource Investments,
LLC as Collateral Manager

by	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Leader Name:	Atlas Loan Funding (Navigator), LLC
	By:	Atlas Capital Funding, Ltd.
	By:	Structured Asset Investors, LLC
Its Investment Manager

by	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Ttile:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for AVERY POINT CLO,
LTD., as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BEAR STEARNS CORPORATE LENDING INC.

by	/s/ VICTOR F. BULZACCHELLI
Name:	VICTOR F. BULZACCHELLI
Title:	VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Bear Stearns Loan Trust
By: Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BIG SKY III SENIOR LOAN TRUST
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
as its Collateral Manager

by	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle Capital Investment Limited

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners IV, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners VI, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners VII, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners VIII, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners IX, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle Loan Investment, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle Loan Opportunity Fund

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I-
INGOTS, Ltd., as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO,
Limited, as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CELERITY CLO LIMITED
By:	TCW Advisors, Inc.,
As Agent

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO VII, Ltd.
By:RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO 8, Limited.
By: RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO 9, Ltd.
	By:	RiverSource Investments,
LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Cent CDO 10, Ltd.
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Cent CDO XI, Limited
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Cent CDO 12 Limited
By: Riversource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Cent CDO 14 Limited
	By:	RiverSource Investments,
LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral
Manager

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Chatham Light III CLO, Ltd
	By:	Sankaty Advisors, LLC
as Collateral Manager

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Citibank, N.A.

By:	/s/ Thomas A. Neville
Thomas A. Neville Attorney-in-fact

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: DEUTSCHE BANK TRUST COMPANY AMERICAS

by	/s/ Susan LeFevre	/s/ Omayra Laucella
Name:	Susan LeFevre	Omayra Laucella
Title:	Director	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance CDO VI LTD.
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance CDO VIII, Ltd.
	By:	Eaton Vance Management
As Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE CDO IX LTD.
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance CDO XI, LTD
By: Eaton Vance Management
as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SENIOR INCOME TRUST
	BY:	EATION VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management
As Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE
VT FLOATING-RATE INCOME FUND
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Fairway Loan Funding Company
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., Inc.
Its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy IV CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy V CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy VI CLO, Ltd.
	By:	AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	GALLATIN CLO II 2005-1 LTD.
BY: BEAR STEARNS ASSET MANAGEMENT INC.
AS ITS COLLATERAL MANAGER

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Gallatin CLO III 2007-1, Ltd. As Assignee,
By: Bear Stearns Asset Management, Inc.
as Its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	General Electric Capital Corporation

by	/s/ Karl Kiefer
Name:	Karl Kiefer
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	GRAYSON & CO
	BY:	BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Grayston CLO II 2004-1 LTD.
By: Bear Stearns Asset Management, Inc.
as its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	HAMLET II, LTD.
By: Octagon Credit Investors, LLC
as Portfolio Manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: HARBOUR TOWN FUNDING LLC

by	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Highbridge International, LLC

By:	Highbridge Capital Management, LLC, as trading manager and not in its individual capacity

by	/s/ Mark A. Palmer
Name:	Mark A. Palmer
Title:	MD/SPM

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

HY-FI TRUST, by JP Morgan Chase Bank, N.A.
(f/k/a JPMorgan Chase Bank)
solely as trustee (and not in its individual capacity)
By: Octagon Credit Investors, LLC
as Portfolio Manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:

ING PRIME RATE TRUST
By: ING Investment Management Co. as its Investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING SENIOR INCOME FUND
By: ING Investment Management Co. as its Investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING International(II) - Senior Bank Loans Euro
By: ING Investment Management Co. as its Investment manager

/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Jersey Street CLO, Ltd

by	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: JP Morgan Whitefriars Inc.

by	/s/ Virginia R. Conway
Name:	Virginia R. Conway
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Katonah IV, Ltd. by Sankaty
Advisors, LLC as Sub-Advisors

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	KZH Pondview LLC

by	/s/ Wai Kee Lee
Name:	Wai Kee Lee
Title:	Authorized Agent

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	KZH Soleil-2 LLC

By	/s/ Wai Kee Lee
Name:	Wai Kee Lee
Title:	Authorized Agent

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	LAGUNA FUNDING LLC

by	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc. As Investment Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Loan Funding III LLC
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: LONG LANE MASTER TRUST IV

by	/s/ M Cristina Higgins
Name:	M Cristina Higgins
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

MAC CAPITAL, LTD
By:	TCW Advisors, Inc. as its Interim
Collateral Manager

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Mayport CLO Ltd.
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	MCDONNELL LOAN OPPORTUNITY LTD.
By: McDonnell Investment Management, LLC,
as Investment Manager

by	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: MFS Floating Rate High Income Fund

by	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: MFS Floating Rate Income Fund

by	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Morgan Stanley
Prime Income Trust

by	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL IV, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

by	/s/ BRUCE MARTIN
Name:	BRUCE MARTIN
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL V, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRUCE MARTIN
Name:	BRUCE MARTIN
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL VI, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRUCE MARTIN
Name:	BRUCE MARTIN
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL VII, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRUCE MARTIN
Name:	BRUCE MARTIN
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

North Woods Capital VIII Limited
By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
Bruce Martin
Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS V, LTD.
	By:	Octagon Credit Investors, LLC
as Portfolio Manager
by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VI, LTD.
By: Octagon Credit Investors, LLC
as collateral manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VII, LTD.
	BY:	Octagon Credit Investors, LLC
as collateral manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VIII, LTD.
	By:	Octagon Credit Investors, LLC
as collateral manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS IX, LTD.
	By:	Octagon Credit Investors, LLC
as Manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS X, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

by	/s/ Andrew D. Gordon
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Orix Finance Corp.

by	/s/ Christopher L. Smith
Name:	Christopher L. Smith
Title:	Authorized Representative

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PIMCO Floating Rate Income Fund
	By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PIMCO Floating Rate Strategy Fund
	By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PINEHURST TRADING, INC.

by	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PPM MONARCH BAY FUNDING LLC

by	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PPM SHADOW CREEK FUNDING LLC

by	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Prospect Funding I,
LLC as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PUTNAM BANK LOAN FUND (CAYMAN)
MASTER FUND, a series of the PUTNAM
OFFSHORE MASTER SERIES TRUST,
by The Putnam Advisory Company, LLC

by	/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Putnam Floating Rate Income Fund

by	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO,
Limited, as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Race Point IV CLO, Ltd
By: Sankaty Advisors, LLC
as Collateral Manager

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	RiverSource Bond Series, Inc
RiverSource Floating Rate Fund

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	RiverSource Life Insurance Company
By: RiverSource Investments, LLC as Collateral Manager

by	/s/ YVONNE E. STEVENS
Name:	YVONNE E. STEVENS
Title:	SENIOR MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	SAPPHIRE VALLEY CDO I, LT SUFFIELD CLO, LIMITED
	By:	Babson Capital Management LLC as Collateral Manager

by	/s/ GEOFFREY TAKACS
Name:	GEOFFREY TAKACS
Title:	DIRECTOR

Lender Name:	MAPLEWOOD (CAYMAN) LIMITED
	By:	Babson Capital Management LLC as Investment Manager

by	/s/ GEOFFREY TAKACS
Name:	GEOFFREY TAKACS
Title:	DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty High Yield Partners, II, L.P.

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research
as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sequils-Centurion V, Ltd.
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

SERVES 2006-1, Ltd.

By:	/s/ Chris Kappas
PPM America, Inc., as Collateral Manager
Chris Kappas
Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	SunAmerica Life Insurance Company
	By:	AIG Global Investment Corp, Inc.
Its Investment Advisor

by	/s/ Chang W. Chung
Name:	Chang W. Chung
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc. as its
Collateral Manager

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW Senior Secured Floating Rate Loan Fund,L.P.
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc., as its
Investment Advisor

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TRS GSC CREDIT STRATEGIES LLC,
By:	Deutsche Bank AG Cayman Islands Branch,
its sole member
By:	DB Services New Jersey, Inc.

By:	/s/ Deborah O’Keeffe
Name:	Deborah O’Keeffe
Title:	Vice President

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TRS HY FUNDS LLC
By:	Deutsche Bank AG Cayman Islands Branch As Sole Member
By:	DB Services New Jersey, Inc.

by	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

by	/s/ Deirdre Whorton
Name:	Deirdre Whorton
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Van Kampen Senior Income Trust
By:	Van Kampen Asset Management

by	/s/ Robert P. Drobny
Name:	Robert P. Drobny
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Van Kampen Senior Loan Fund
By:	Van Kampen Asset Management

by	/s/ Robert P. Drobny
Name:	Robert P. Drobny
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

VELOCITY CLO, LTD.
By: TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Veritas CLO I, LTD

by	/s/ Eric Hurshman
Name:	Eric Hurshman
Title:	Attorney-in-Fact

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

VITESSE CLO LTD.
By: TCW Advisors as its Portfolio Manager

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

By:	/s/ JULIA K. HARAMIS
JULIA K. HARAMIS
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Waveland – INGOTS, LTD.
	By:	Pacific Investment Management Company LLC, as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

WB Loan Funding 2, LLC

By	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Wells Capital Management 18866500

by	/s/ Zachary Tyler
Name:	Zachary Tyler
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Wind River CLO II - Tate Investors, LTD.
By: McDonnell Investment Management, LLC, as Manager

by	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC

by	/s/ Beata Konopko
Name:	Beata Konopko
Title:	Attorney-in-fact